                                  EXCHANGE AGREEMENT


EFFECTIVE DATE: March 28, 1997

PARTIES:       The Monolith Limited Partnership,
               a Delaware limited partnership ("Monolith")
               2675 Windmill Parkway, Suite 1521
               Henderson, Nevada 89014

               The Orlando Predators Entertainment, Inc., a Florida corporation ("Orlando Predators")
               20 North Orange Avenue, Suite 101
               Orlando, Florida 32801

RECITALS:

    A. Monolith and the Orlando Predators desire that shares of voting common stock of the Orlando Predators be exchanged with Monolith for certain assets of Monolith (the "Exchange"), effective on the Effective Date first set forth above.

    B. Monolith and the Orlando Predators further desire to set forth certain representations, warranties and covenants made by each to the other as an inducement to the Exchange.

AGREEMENTS:

    In consideration of the Exchange and the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Monolith and the Orlando Predators hereby agree as set forth in this Exchange Agreement (this "Agreement").


                                  Article I
                                  EXCHANGE

    1.1 ISSUANCE OF STOCK. Simultaneous with the execution of this Agreement and subject to and in consideration of the performance by Monolith of the provisions of Section 1.2 below, the Orlando Predators shall issue and deliver to Monolith 925 shares of voting, common stock of the Orlando Predators (the "Shares").

    1.2  ASSETS TO BE TRANSFERRED--LIABILITIES TO BE ASSUMED.

         a. Simultaneous with the execution of this Agreement and subject to and in consideration of the performance by the Orlando Predators of the provisions of Section 1.1 above, Monolith shall convey and transfer to the Orlando Predators all of the assets of Monolith which (a)

Monolith acquired from The Orlando Predators, Ltd., a Florida limited partnership, and (b) are used in the operation of a professional arena football franchise known as the Orlando Predators and located in Orlando, Florida (the "Business"), including, without limitation, the rights, properties, and other assets listed and described on the attached Exhibit "A" (collectively, the "Assets").

         b. In connection with the transfer of the Assets, the Orlando Predators agrees to assume and become responsible for: (i) all of the liabilities and obligations under those agreements described on Exhibit 2.3 of that certain Agreement of Purchase and Sale, dated January 14, 1997, by and between Monolith and The Orlando Predators, Ltd., as amended (the "Original Purchase Agreement"), incurred from and after February 13, 1997 and
(ii) all of the liabilities and obligations of Monolith under the Original Purchase Agreement and all instruments entered into in connection with the transactions referenced in the Original Purchase Agreement, including, but not limited to, that certain Promissory Note, dated February 13, 1997, in the original principal amount of $180,000 (collectively, the "Assumed Liabilities").

         c. Monolith shall execute and deliver to the Orlando Predators a bill of sale, an assignment and assumption agreement, endorsements and other instruments and documents reasonably satisfactory in form and substance to the parties and their counsel as shall be effective to vest in the Orlando Predators good title to the Assets, subject to no lien, charge, security interest or other claim, right, interest or encumbrance, other than those which constitute the Assumed Liabilities. The Orlando Predators shall execute and deliver to Monolith such assignment and assumption agreements (pursuant to which the Orlando Predators shall have assumed the obligations of Monolith in respect of the Assumed Liabilities), security agreements and other instruments and documents reasonably satisfactory in form and substance to the parties and their counsel.

     1.3 BULK SALE. To the extent such laws are applicable to the transactions contemplated herein, Monolith and the Orlando Predators waive compliance with the uniform commercial code provisions of the laws of any jurisdiction regarding bulk transfers, and Monolith covenants and agrees to pay and discharge when due, unless contested by appropriate proceedings, all creditors and all liabilities of Monolith pertaining to the Business that are not among the Assumed Liabilities.


                                      Article II
                   REPRESENTATIONS OF MONOLITH LIMITED PARTNERSHIP

Monolith represents and warrants to the Orlando Predators, as of the Effective Date, as follows:

    2.1 ORGANIZATION OF MONOLITH. Monolith is a limited partnership duly organized, validly existing and in good standing under the laws of Delaware.

    2.2 AUTHORITY. Monolith has all necessary partnership power and authority to own the Assets and has the right, power and authority to assign and transfer the Assets in accordance with the terms and conditions hereof. Monolith has all necessary power and authority to execute, deliver and perform this Agreement. All proceedings of Monolith required to authorize the legal and valid execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated by this Agreement, have been duly and validly completed. This Agreement has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of Monolith enforceable in accordance with its terms.

    2.3 NO CONSENTS. Except for any required consent by the League and except for any consent required by the City of Orlando, Florida in connection with the assignment of the arena facilities lease, to Monolith's knowledge no consents, approvals, orders or authorizations are required for the execution and delivery of this Agreement by Monolith, for the transfer and assignment of the Assets, or for the consummation by Monolith of the transactions contemplated hereby.

    2.4 EXECUTION AND PERFORMANCE: NO VIOLATION OF LAWS, AGREEMENTS; NO LIENS. The execution and delivery of this Agreement by Monolith and the consummation by Monolith of the transactions contemplated hereby (i) are not prohibited by, and do not violate any provision and will not result in the breach (with or without the giving of notice, lapse of time or both) of, or accelerate or permit the acceleration of the performance required by the terms of (a) any applicable law, rule, regulation, judgment, decree, order or other requirement of the United States or of any State of the United States or of any court, authority, department, commission, board, bureau, agency or instrumentality of either of the foregoing; (b) the Certificate or Agreement of Limited Partnership of Monolith, and any amendments thereto; or (c) any material contract, agreement or commitment relating directly to the Business and to which Monolith is a party or is bound or which is material to the operations of Monolith with respect to the Business, and (ii) have not resulted and will not result in the creation or imposition of any lien, encroachment, easement, encumbrance, mortgage, hypothecation, equity, charge, restriction, possibility of reversion or other similar conflicting ownership or security interest material to the Business in favor of any person or entity on any Asset.

    2.5 NO LITIGATION. There are no injunctions, orders, decrees or rulings outstanding or actions, suits, claims, investigations or other proceedings pending or, to the best of Monolith's knowledge, contemplated or threatened against Monolith that could affect Monolith's ability to perform its obligations under this Agreement.

    2.6 COMPLIANCE. Except for such violations that will not materially and adversely affect the Assets or the Business or its prospects or financial condition, Monolith, to the best of its knowledge, has complied in all material respects with each and is not in material violation of any federal, state, county and municipal law, ordinance, code or regulation or governmental rule or regulation, directives or orders to which the Business and/or the Assets are subject.

    2.7 TITLE TO THE ASSETS. Monolith is the owner of the Assets to be conveyed pursuant hereto, has good, marketable and indefeasible title to the Assets and shall convey to the Orlando Predators the Assets, free and clear of any and all liens or encumbrances whatsoever except the Assumed Liabilities.

    2.8 MEMBERSHIP AGREEMENT. The membership interest in the League is in good standing and there exists no event of default or an event which with the passage of time, the giving of notice or both, will become an event of default under the membership agreement with the League or any provisions of the League's Bylaws or any other governing instruments.

    2.9 ORIGINAL PURCHASE AGREEMENT. Except as otherwise disclosed by Monolith to the Orlando Predators, Monolith is not aware that any of the representations, warranties or covenants of The Orlando Predators, Ltd. under the Original Purchase Agreement are not true or accurate as of the Effective Date.

    2.10 INVESTMENT REPRESENTATIONS. In connection with the acquisition of the Shares, Monolith hereby represents and warrants that (i) it has such knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of the acquisition of the Shares and to make an informed investment decision with respect thereto; (ii) Monolith has discussed the Orlando Predators' business, management and financial affairs with the Orlando Predators' management, has had access to and has reviewed current and historical information concerning the Business, and has had full opportunity to ask questions of and receive answers from the authorized representatives of the Orlando Predators concerning the Business and the Shares and all such questions have been answered to the full satisfaction of Monolith; and (iii) Monolith is acquiring the Shares for investment for its own account and not with the view to, or for resale in connection with, any distribution thereof. Monolith understands that the Shares have not been registered under the Securities Act of 1933 (the "Act") or any applicable state securities laws by reason of exemptions from the registration provisions of the Act and applicable state securities laws which may depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

Any representations or warranties made herein to Monolith's knowledge shall be deemed to be based only upon Monolith's actual knowledge which shall be deemed to consist only of the actual knowledge of Monolith's general partner.


                                     Article III
                         REPRESENTATIONS OF ORLANDO PREDATORS

The Orlando Predators represent and warrant to Monolith, as of the Effective Date, as follows:

    3.1 ORGANIZATION. The Orlando Predators is a corporation, duly organized, validly existing and in good standing under the laws of Florida.

    3.2 AUTHORITY. The Orlando Predators has all necessary corporate power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, to carry on its business as now conducted and to own and operate its properties and assets now owned and being operated by it. All proceedings of the Orlando Predators required to authorize the legal and valid execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated by this Agreement, have been duly and validly completed. This

Agreement has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of the Orlando Predators enforceable in accordance with its terms.

    3.3 NO CONSENTS. To the knowledge of the Orlando Predators, no consents, approvals, orders or authorizations are required for the execution and delivery of this Agreement by the Orlando Predators for the issuance of the Shares or for the consummation by the Orlando Predators of the transactions contemplated hereby.

    3.4 EXECUTION AND PERFORMANCE: NO VIOLATION OF LAWS, AGREEMENTS. The execution and delivery of this Agreement by the Orlando Predators and the consummation by the Orlando Predators of the transactions contemplated hereby are not prohibited by, and do not violate any provision and will not result in the breach (with or without the giving of notice, lapse of time or both) of, or accelerate or permit the acceleration of the performance required by the terms of (a) any applicable law, rule, regulation, judgment, decree, order or other requirement of the United States or of any State of the United States or of any court, authority, department, commission, board, bureau, agency or instrumentality of either of the foregoing; (b) the Articles of Incorporation or Bylaws of the Orlando Predators, and any amendments thereto; or (c) any material contract, or agreement to which the Orlando Predators is a party or is bound or which is material to the operations of the Orlando Predators.

    3.5 NO LITIGATION. There are no injunctions, orders, decrees or rulings outstanding or actions, suits, claims, investigations or other proceedings pending or, to the best of the Orlando Predators' knowledge, contemplated or threatened against the Orlando Predators that could affect the Orlando Predators' ability to perform its obligations under this Agreement.

    3.6 COMPLIANCE. Except for such violations that will not materially and adversely affect the Orlando Predators or its assets or business or its prospects or financial condition, the Orlando Predators, to the best of its knowledge, has complied in all material respects with each and is not in material violation of any federal, state, county and municipal law, ordinance, code or regulation or governmental rule or regulation, directives or orders to which its business and/or its assets are subject.

    3.7 CAPITALIZATION. There are 1,000 shares of voting common stock of the Orlando Predators (the "Common Stock") issued and outstanding and no shares of preferred stock issued and outstanding. There are no shares of Common Stock held as treasury shares. Other than this Agreement, the Orlando Predators is not a party to or bound by any contract, agreement or arrangement to issue or sell any capital stock or any other security of the Orlando Predators or any other security exercisable or convertible into any capital stock or any other security of the Orlando Predators. Other than this Agreement, there are no outstanding options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or purchase, or contracts, agreements or arrangements with respect to, any capital stock or other security of the Orlando Predators or any other security exercisable or convertible into any capital stock or any other security of the Orlando Predators.

    3.8 SUBSIDIARIES. The Orlando Predators does not own or control, directly or indirectly, any shares of capital stock of or any equity investment in any corporation, partnership, business trust, association or other business entity.

    3.9 VALIDITY OF SECURITIES. The Shares to be purchased and sold pursuant to this Agreement, when sold and delivered in accordance with the terms hereof and for the consideration expressed herein, shall be duly and validly issued, fully paid and nonassessable, free and clear of any lien, encumbrance, option, charge, equity or restriction whatsoever.

Any representations or warranties made herein to the Orlando Predators's knowledge shall be deemed to be based only upon the Orlando Predators's actual knowledge which shall be deemed to consist only of the actual knowledge of the Orlando Predator's President.


                                      Article V
                                       SURVIVAL

    5.1 SURVIVAL. All representations, warrants, covenants and agreements of the Orlando Predators and Monolith contained in this Agreement shall survive the issuance of the Shares and the conveyance of the Assets for a period of one year following the Effective Date.

                                      Article VI
                                       NOTICES

    6.1 ADDRESSES. All notices, waivers, demands, requests and other communications required or permitted by this Agreement (collectively, "Notices"), to be effective, shall be in writing and shall be given as follows by (a) personal delivery, (b) established overnight commercial courier with delivery charges prepaid or duly charged or, (c) registered or certified mail, return receipt requested, first class postage prepaid: if to the Orlando Predators, at 20 North Orange, Suite 101, Orlando, Florida 32801 and if to Monolith, c/o 2675 Windmill Parkway, Suite 1521, Henderson, Nevada 89014 or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, by Notice given to the others in the manner provided in this Article.

    6.2 NOTICES. Notices thus given by personal delivery shall be deemed to have been received upon tender to the respective natural person named above. Notices thus given by overnight courier shall be deemed to have been received the next business day after delivery to such overnight commercial courier. Notices thus given by certified or registered mail shall be deemed to have been received on the second day after deposit into the United States Postal System. All copies to the respective person or persons, or entity or entities, listed above to receive copies shall be given in the same manner as the original Notice, and such giving shall be a prerequisite to the effectiveness of any Notice.

                                     Article VII
                                    MISCELLANEOUS

    7.1 RIGHT TO WAIVE CONDITIONS. Either party may waive any of the terms or conditions of this Agreement made for such party's benefit provided that such waiver is in a writing signed by the waiving party. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

    7.2 BINDING EFFECT. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

    7.3 PARTIAL INVALIDITY. If any term, covenant or condition of this Agreement, or the application thereof, to any person or circumstance shall be invalid or unenforceable at any time or to any extent, then the remainder of this Agreement, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each term, covenant and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

    7.4 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the Assets and the Shares and there are no promises, agreements, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, between them with respect to the Assets, the Shares, this Agreement, or the transaction described in this Agreement, other than as set forth in this Agreement.

    7.5 MODIFICATIONS. This Agreement may not be modified orally or in any manner, other than by an agreement in writing signed by all the parties or their respective successors in interest. Escrow Agent shall not be required to sign any modification unless its rights or responsibilities under this Agreement are directly affected.

    7.6 FURTHER ASSURANCES. In addition to the respective obligations required to be performed under this Agreement, the Orlando Predators and Monolith shall each perform, on the Effective Date or from time to time thereafter, such other acts, and shall execute, acknowledge and/or deliver such other instruments, documents and other materials, as may be reasonably required in order to consummate the transaction described in this Agreement. It is understood and agreed, inter alia, that the foregoing provisions shall not be deemed to require either party to perform any of the obligations of the other.

    7.7 NO THIRD PARTY BENEFICIARIES. There shall be no third party beneficiaries to this Agreement.

    7.8 HEADINGS. The headings used in this Agreement are for reference and convenience only, and shall not enter into the interpretation of this Agreement.

    7.9 EXHIBITS. All exhibits to this Agreement shall be considered incorporated in this Agreement by reference and made a material part of this Agreement unless otherwise stated.

    7.10 TIME OF ESSENCE.  Time is of the essence of hereunder.

    7.11 ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

    7.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

    7.13 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.




                     [SIGNATURES BLOCKS CONTINUED ON NEXT PAGES]

                                      MONOLITH'S
                                    SIGNATURE PAGE

                             PURCHASE AND SALE AGREEMENT

                                 -------------------

    IN WITNESS WHEREOF, Monolith has signed and delivered this Agreement as its own free act and deed.



                   THE MONOLITH LIMITED PARTNERSHIP, a Delaware limited partnership

                   By: WGM Corporation, a Delaware corporation
                       General Partner



                       By:
                          -----------------------------------
                           William G. Meris, President

                                  ORLANDO PREDATORS'
                                    SIGNATURE PAGE

                             PURCHASE AND SALE AGREEMENT



                            -----------------------------


    IN WITNESS WHEREOF, the Orlando Predators has signed and delivered this Agreement as its own free act and deed.




                        THE ORLANDO PREDATORS ENTERTAINMENT, INC., a Florida corporation


                        By:
                           -----------------------------------------
                        Name:
                             ---------------------------------------
                        Title:
                              --------------------------------------

                                     Exhibit "A"

                                    List of Assets

    1    FRANCHISE LEAGUE MEMBERSHIP.  All of Monolith's right, title and membership interest in and to the Arena Football League, Inc. (the "League")

    2. EQUIPMENT. All of Monolith's sport and training equipment and uniforms in connection with the Business.

    3. INVENTORY. All of Monolith's inventory of souvenir and licensed merchandise relating to the Business.

    4. PERSONAL PROPERTY. All of Monolith's furniture, furnishings, supplies and other tangible personal property used in connection with the Business.

    5. CONTRACTS. All of the leases, guaranties, warranties, agreements (including, but not limited to, that certain Agreement of Purchase and Sale, dated January 14, 1997, by and between Monolith and The Orlando Predators, Ltd., as amended), governmental permits or licenses, operating contracts, agreements for the purchase or the sale of spectator tickets, supplies, products or other personal property or for the furnishing or receipt of services, agreements concerning confidentiality or noncompetition, service and facility contracts, and licenses and other rights relating to the ownership, management and operation of the Business to which Monolith is a party or by which Monolith is bound and all agreements under which the consequences of a default or termination could have a materially adverse effect on the Business, financial condition, operations, results of operations, or future prospects of the Business (the "Contracts").

    6. INTELLECTUAL PROPERTY. All of Monolith's rights (if any) in and to all trademarks, trade names (including, but not limited to the "Orlando Predators"), service marks, and logos related to or used in the Business, together with all translations, adaptations, derivations and combinations thereof, and all other proprietary rights of Monolith, including, without limitation, all telephone exchanges and numbers, computer programs and software and all copies and tangible embodiments thereof.

    7. DOCUMENTS. All ticket holder lists, mailing lists, sponsor lists, records, correspondences, sales and marketing records and literature related to the Business.

    8. REVENUES. All revenues, whether generated from ticket sales, from sponsors or otherwise, with respect to the fiscal year end which includes the 1997 arena football season which have not been expended in the ordinary course of business for expenses related to the fiscal year end which includes the 1997 arena football season.

                                     BILL OF SALE


    THIS BILL OF SALE (this "Bill of Sale"), dated March 28, 1997 is executed by THE MONOLITH LIMITED PARTNERSHIP, a Delaware limited partnership ("Assignor"), in favor of THE ORLANDO PREDATORS ENTERTAINMENT, INC., a Florida corporation ("Assignee").

    WHEREAS, Assignor and Assignee entered into an Exchange Agreement, dated March 28, 1997 (the "Agreement") for the exchange of shares of voting common stock of Assignee for certain of "Assets", as that term is defined in the Agreement.

    WHEREAS, under the Agreement, Assignor is obligated to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in and to that certain property described on the attached EXHIBIT "A" (the "Property").

    NOW, THEREFORE, in accordance with the Agreement and for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Assignor does hereby absolutely and unconditionally give, grant, bargain, sell, transfer, set over, assign, convey, release, confirm and deliver to Assignee all of the Assignor's right, title and interest in and to the Property, free and clear of any and all liens and encumbrances of any nature whatsoever and Assignee hereby accepts the foregoing assignment of the Property.

    Assignor hereby covenants that Assignor will, at any time and from time to time upon written request therefor, execute and deliver to Assignee and Assignee's successors, nominees or assigns, such documents as Assignee or they may reasonably request in order to fully assign and transfer to and vest in Assignee or Assignee's successors, nominees, and assigns, and protect Assignee's or their right, title and interest in and to all of the Property and rights of Assignor intended to be transferred and assigned hereby, or to enable the Assignee and Assignee's successors, nominees and assigns to rely upon and otherwise enjoy such rights and property.

    This Bill of Sale shall be binding upon and inure to the benefit of the successors and assigns of Assignee and Assignor.

    This Bill of Sale shall be governed by, interpreted under, and construed in accordance with the laws of the State of Florida.

    In the event of any litigation between Assignor and Assignee arising out of this Bill of Sale or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including, without limitation, reasonable attorneys' fees.

    IN WITNESS WHEREOF, this Bill of Sale has been signed, sealed and delivered by the parties as of the date first above written.



                        THE MONOLITH LIMITED PARTNERSHIP, a Delaware limited partnership

                        By: WGM Corporation, a Delaware corporation, The General Partner




                             By:
                                ----------------------------------------------
                                 William G. Meris, President

                                     EXHIBIT "A"

                               Description of Property

1.  All of Assignor's sport and training equipment and uniforms.

2. All of Assignor's inventory of souvenir and licensed merchandise relating to the operation of the professional arena football franchise known as the Orlando Predators and located in Orlando, Florida.

3. All of Assignor's furniture, furnishings, supplies and other tangible personal property listed on the attached Schedule A-1.

                                     Schedule A-1

                     List of Assigned Tangible Personal Property